Offerings - Offering: 1	Jun. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 5,738,004.4
Fee Rate	0.01381%
Amount of Registration Fee	$ 792.42
Offering Note
(1) On June 18, 2026, the Registrant offered to purchase up to 1,550,812 shares of its common stock at a price equal to the net asset value per share as of July 31, 2026. For purposes of estimating the transaction valuation, we utilized the net asset value per share of $3.70 as of April 30, 2026.
(2) Calculated as 100% of the Transaction Valuation.